SECURITIES AGREEMENT

                                  By and Among

                       Children's Broadcasting Corporation

                                       and

                                  John M. Quinn

                 ----------------------------------------------

                            Dated as of June 3, 1996




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                                TABLE OF CONTENTS

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         ARTICLE I                  PURCHASE AND SALE OF SHARES.................................................  1
                  Section 1.1               Purchase and Sale of the Shares.....................................  1
                  Section 1.2               Consideration.......................................................  1
                  Section 1.3               Determination of Number of Shares; Adjustments to
                                            Consideration.......................................................  2

                  Section 1.4               Closing.............................................................  2
                  Section 1.5               Deliveries at Closing...............................................  2
                  Section 1.6               Actions Subsequent to Closing.......................................  2

         ARTICLE II                         REPRESENTATION AND WARRANTIES OF THE

                                            SELLER..............................................................  3

                  Section 2.1               Making of Representations and Warranties............................  3
                  Section 2.2               Investment Representations..........................................  3

         ARTICLE III                REPRESENTATIONS AND WARRANTIES OF

                                    CHILDREN'S..................................................................  4
                  Section 3.1               Making of Representations and Warranties............................  4
                  Section 3.2               Organization and Corporate Power....................................  4
                  Section 3.3               Authority...........................................................  4
                  Section 3.4               Investment Banking, Brokerage.......................................  5
                  Section 3.5               Children's Common Stock.............................................  5

         ARTICLE IV                 CONDITIONS..................................................................  5
                  Section 4.1               Conditions to the Obligations of Children's.........................  5
                  Section 4.2               Conditions to the Obligations of the Seller.........................  7

         ARTICLE V         TERMINATION OF AGREEMENT.............................................................  8
                  Section 5.1               Termination.........................................................  8
                  Section 5.2               Termination of Purchase Agreement...................................  8
                  Section 5.3               Effect of Termination...............................................  8
                  Section 5.4               Right to Proceed....................................................  8

         ARTICLE VI                 SURVIVAL....................................................................  9
                  Section 6.1               Survival of Representations, Warranties, Etc........................  9

         ARTICLE VII                ESCROW......................................................................  9
                  Section 7.1               Escrow..............................................................  9

         ARTICLE VIII               REGISTRATION RIGHTS......................................................... 10
                  Section 8.1               Definitions......................................................... 10
                  Section 8.2               Resale Registration................................................. 11
                  Section 8.3               Registration Procedures............................................. 12
                  Section 8.4               Registration Expenses............................................... 14
                  Section 8.5               Indemnification and Contribution.................................... 14
                  Section 8.6               Transfer of Registration Rights..................................... 16
                  Section 8.7               Limitations on Monthly Sales........................................ 16

         ARTICLE IX                 MISCELLANEOUS............................................................... 16
                  Section 9.1               Incorporation By Reference.......................................... 16


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                              SECURITIES AGREEMENT

                  This Securities Agreement ("Agreement") is made as of this 3rd day of June, 1996, by and among Children's Broadcasting Corporation, a Minnesota corporation ("Children's"), and John M. Quinn ("Seller").

                               W I T N E S S E T H

         WHEREAS, Children's and Seller have entered into a Stock Purchase Agreement dated January 19, 1996 (the "Purchase Agreement"), as amended, which provides for the sale by Quinn to Children's for a dollar amount all of the outstanding common stock of Radio Elizabeth, Inc.; and

         WHEREAS, Children's and Quinn have amended the Purchase Agreement to provide that Two Million Five Hundred Thousand Dollars ($2,500,000) of the total purchase price shall be paid in cash in the form of unregistered common stock of Children's (the "Shares" or "Children's Common Stock"); and

         WHEREAS, the parties hereto desire to memorialize such amendment and to provide for certain registration rights with respect to the Shares, as hereinafter provided.

         NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

                                    ARTICLE I

                           PURCHASE AND SALE OF SHARES

         Section 1.1 Purchase and Sale of the Shares. Subject to the terms and conditions of this agreement, and in reliance on the representations, warranties and covenants set forth herein, Children's hereby agrees to sell and deliver to Seller, at the Closing (as hereinafter defined in Section 1.4 hereof), and Seller agrees to purchase from Children's the Shares free and clear of any and all liens, claims, options, charges, encumbrances or rights of any nature ("Claims").

         Section 1.2 Consideration. Subject to the terms and conditions of this Agreement and in reliance on the representations, warranties and covenants set forth herein, and in consideration of the sale and delivery by the Seller of the outstanding shares of Radio Elizabeth, Inc., Children's hereby agrees to issue and deliver to the Seller the Shares, subject to possible adjustment, as provided in Section 1.3 hereof. No fractional shares will be issued by Children's to the Seller. Instead, the total number of shares of Children's Common Stock to be issued to Seller (regardless of whether such Shares are represented by a single or multiple certificates) will be rounded up or down to the nearest number of whole shares of Children's Common Stock (or in the case of
 .5, to the next higher whole number). Reference is made to the representations and warranties of the Seller set forth in Section 2.2 hereof, including, without limitation, the acknowledgment and understanding that (a) the Children's Common Stock to be issued to the Seller hereunder has not been registered under the Act of 1933, as amended (the "Securities Act"), or any state securities laws, (b) the Children's Common Stock to be issued to the Seller hereunder will be subject to transfer restrictions under the Act and applicable state securities laws and may not be transferred unless (x) it is subsequently registered under the Act and applicable state securities laws or (y) there is delivered to Children's an opinion of counsel satisfactory to Children's that such registration is not required, and (c) Children's will place a restrictive legend to the foregoing effect on the certificate(s) representing Children's Common Stock to be issued to the Seller hereunder.

         Section 1.3 Determination of Number of Shares; Adjustments to Consideration. The number of shares of Children's Common Stock to be issued and delivered pursuant hereto shall be the number obtained by dividing $2,600,000 by the Closing Price of Children's Common Stock. For purposes of this agreement, the term "Closing Price" shall mean the average per share closing sale price of Children's Common Stock as reported on the Nasdaq National Market for the ten
(10) trading days immediately preceding the second trading day prior to the Closing Date. Notwithstanding the foregoing, if between the date of this Agreement and the Closing Date the outstanding shares of Children's Common Stock or Radio Elizabeth, Inc. Common Stock are changed into a different number of shares or a different class or series, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, the consideration described above shall be correspondingly and proportionately adjusted to reflect such stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares.

         Section 1.4 Closing. The sale and delivery and the purchase and acceptance of the Shares (the "Closing") shall take place at the offices of Pepper & Corazzini, Washington, D.C., on the Closing Date provided in, or determinable with reference to, the Purchase Agreement.

         Section 1.5 Deliveries at Closing. At the Closing, Children's shall deliver to Seller a certificate or certificates representing the number of shares of Children's Common Stock determined in the manner provided in Section 1.3, bearing the legend provided in Section 2.2(d) hereof issued in the name of Seller. All transfer, excise or similar taxes arising out of the sale or delivery of the Shares to Children's shall be paid by the Seller.

         Section 1.6 Actions Subsequent to Closing. The Seller and Children's, after the Closing and without further consideration, shall from time to time execute and deliver or cause to be executed and delivered such further instruments of transfer, assignments, consents or documents as may be reasonably necessary or appropriate to carry out the intent and purposes hereof.


                                   ARTICLE II

                   REPRESENTATION AND WARRANTIES OF THE SELLER

         Section 2.1 Making of Representations and Warranties. As a material inducement to Children's to enter into this agreement and to consummate the transactions contemplated hereby, Seller makes to Children's the following representations and warranties:

         Section 2.2 Investment Representations.

                  (a) Seller is acquiring the shares of Children's Common Stock to be issued to such Seller hereunder for Seller's own account for investment only and not with a view to, or with any intention of, a distribution or resale thereof, in whole or in part, in violation of the Securities Act or any rule or regulation thereunder, as amended from time to time.

                  (b) Seller is not directly or indirectly controlled by, or acting on behalf of any person which is, an "investment company" within the meaning of the Investment Company Act of 1940 (the "1940 Act"), as amended, required to register as such under the 1940 Act.

                  (c) Seller (i) has carefully reviewed the disclosure information provided by Children's; (ii) has requested and received such other information, as he has deemed relevant, regarding Children's for purposes of evaluating his acquisition of Children's Common Stock to be issued hereunder; (iii) is aware of the risks associated with an investment in Children's Common Stock; and (iv) has not received any form of general solicitation or advertising in connection with his decision to acquire Children's Common Stock hereunder. Seller has not relied in any way on any information with respect to the Children's Common Stock or Children's generally other than the representations of Children's contained herein or materials furnished by Children's in writing in connection herewith.

                  (d) Seller acknowledges and understands that (i) the Children's Common Stock to be issued to Seller hereunder has not been registered under the Securities Act or any state securities laws; (ii) the Children's Common Stock to be issued to Seller hereunder will be subject to transfer restrictions under the Securities Act and applicable state securities laws and may not be transferred unless (x) subsequently registered under the Securities Act and applicable state securities laws or (y) there is delivered to Children's an opinion of counsel satisfactory to Children's that such registration is not required; and (iii) Children's will place a restrictive legend on the certificate(s) representing the Children's Common Stock to be issued to Seller hereunder, containing the following language:

                  The shares represented by this Certificate were issued without registration under the Securities Act of 1933, as amended (the "Act") and without registration under applicable state securities laws, in reliance upon exemptions contained in the Act and such laws. No transfer of these shares or any interest therein may be made except pursuant to effective registration statements under said laws unless this Corporation has received an opinion of counsel satisfactory to it that such transfer or disposition does not require registration under said laws and, for any sales under Rule 144 of the Act, such evidence as it shall request for compliance with that rule.

                  (e) Seller (i) is able to bear the economic risks of the acquisition of shares of Children's Common Stock hereunder and has adequate means of providing for current needs and possible contingencies; (ii) either alone or with his advisors has had the opportunity to ask questions and receive answers concerning Children's and the terms and conditions of the acquisition of Children's Common Stock, as well as the opportunity to obtain any additional information necessary to verify the accuracy of information furnished in connection therewith which Children's possesses or can acquire without unreasonable effort or expense; and (iii) together with his advisors, if any, has such knowledge and experience in financial and business matters that Seller is capable of evaluating the merits and risks of this acquisition of Children's Common Stock in exchange for the Shares, and of making an informed investment decision, and has relied solely upon the advice of his own counsel, accountant and other advisors, with regard to the legal, investment, tax and other considerations regarding such acquisition.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF CHILDREN'S

         Section 3.1 Making of Representations and Warranties. As a material inducement to the Seller to enter into this Agreement and to consummate the transactions contemplated hereby, Children's hereby makes the following representations and warranties:

         Section 3.2 Organization and Corporate Power. Children's is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota with full corporate power and authority to own or lease its properties and to conduct its business in the manner and in the places where such properties are owned or leased or such business is conducted and to enter into this Agreement and each agreement, document and instrument to be executed and delivered by it pursuant to or as contemplated by this Agreement and to carry out the transactions contemplated hereby and thereby.

         Section 3.3 Authority. The execution, delivery and performance of this Agreement and each agreement, document and instrument to be executed and delivered by Children's pursuant to this Agreement have been duly authorized by all necessary corporate action of Children's, and no other corporate action on the part of Children's is required in connection therewith. This Agreement and each such agreement, document and instrument constitutes, or when executed and delivered by Children's will constitute, valid and binding obligations of Children's enforceable in accordance with their respective terms. The execution, delivery and performance by Children's of this Agreement and each such agreement, document and instrument:

                  (a) do not and will not violate any provisions of the certificate of incorporation or by-laws of Children's;

                  (b) do not and will not result in any violation by Children's of any laws, rules or regulations of the United States or any state or other jurisdiction applicable to Children's or any of its affiliates, or require Children's or any of its affiliates to obtain any approval, consent or waiver of, or to make any filing of any notice with, any person (governmental or otherwise) that has not been obtained or made; and

                  (c) do not and will not result in a breach of, constitute a default under, accelerate any obligation under or give rise to a right of termination of any indenture or loan or credit agreement or any other agreement, contract, instrument, mortgage, lien, order, writ, judgment, injunction, decree, determination or arbitration award to which Children's is a party or by which the property of Children's is bound or affected, or result in the creation or imposition of any mortgage, pledge, lien, security interest or other charge or encumbrance on any property or asset owned by Children's except for such occurrence that would not have a material adverse effect on the properties, business, condition (financial or otherwise), or prospects of Children's.

         Section 3.4 Investment Banking, Brokerage. There are no claims for investment banking fees, brokerage commissions, finder's fees or similar compensation (exclusive of professional fees of lawyers and accountants) in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of Seller or Children's, except an obligation to Brenner Securities Corporation which Children's agrees to assume and discharge.

         Section 3.5 Children's Common Stock. The Children's Common Stock to be issued hereunder in exchange for the Shares shall, when issued in accordance with this Agreement, be validly issued, fully paid and non-assessable.

                                   ARTICLE IV

                                   CONDITIONS

         Section 4.1 Conditions to the Obligations of Children's. The obligation of Children's to consummate the transactions contemplated by this Agreement are subject to the fulfillment, prior to or at the Closing, of the following additional conditions precedent:

                  (a) Representations, Warranties, Covenants. Each of the representations and warranties of Seller made pursuant to this Agreement and the Purchase Agreement shall be true and correct in all material respects on and as of the Closing Date, with the same effect as though made on and as of the Closing Date; Seller shall, on or before the Closing Date, have performed and satisfied all of his covenants and agreements set forth herein and in the Purchase Agreement, which by the terms hereof, are to be performed and satisfied on or before the Closing Date; and Seller shall have delivered to Children's certificates executed as of the Closing Date certifying to the foregoing effect.

                  (b) No Actions or Proceedings. No action or proceeding by or before any court, administrative body or governmental agency shall have been instituted or threatened by or on behalf of Seller or which seeks to enjoin, restrain or prohibit, or might result in money damages to any party hereto in respect of, this Agreement or the complete consummation of the transactions contemplated by this Agreement, or which otherwise would in the reasonable judgment of Children's make it inadvisable to consummate such transactions. No law or regulation shall be in effect and no court order shall have been entered in any action or proceeding instituted by any party which enjoins, restrains or prohibits this Agreement or the complete consummation of the transactions contemplated by this Agreement.

                  (c) Children's Approvals and Consents. Children's shall have made all filings with and notifications of governmental authorities, regulatory agencies and other entities required to be made by it in connection with the execution and delivery of this Agreement and the performance by it of the transactions contemplated hereby; Children's shall have received all required authorizations, waivers, consents and permits to permit the consummation of the transactions contemplated by this agreement, in form and substance reasonably satisfactory to Children's, from all third parties.

                  (d) Deliveries. The Seller shall have delivered or entered into the documents and instruments contemplated by this Agreement, in each case, in form and substance satisfactory to Children's and its counsel.

                  (e) Closing of Purchase Agreement. All transactions contemplated by the Purchase Agreement shall have been completed in accordance with the terms of the Purchase Agreement.

                  (f) Proceedings Satisfactory to Children's. All proceedings to be taken by the Seller in connection with the connection of the Closing and the other transactions contemplated hereby and all certificates, opinions, instruments and other documents required to effect the transaction contemplated hereby reasonably requested by Children's will be reasonably satisfactory in the form and substance to Children's and its counsel.

         Section 4.2 Conditions to the Obligations of the Seller. The obligations of the Seller to consummate the transactions contemplated by this Agreement are subject to the fulfillment of, prior to or at the Closing, the following additional conditions precedent:

                  (a) Representations, Warranties, Covenants. Each of the representations and warranties of Children's contained in this Agreement and the Purchase Agreement shall be true and correct in all material respects on and as of the Closing Date, with the same effect as though made on and as of the Closing Date; Children's shall, on or before the Closing Date, have performed and satisfied all of its covenants and agreements set forth herein and in the Purchase Agreement, which by the terms hereof are to be performed and satisfied by Children's on or before the Closing Date; and Children's shall have delivered to Seller a certificate as of the Closing Date certifying to the foregoing effect.

                  (b) Opinion of Counsel and Other Documents. On the Closing Date the Seller shall have received an opinion of counsel for Children's, dated as of the Closing Date and addressed to the Seller, substantially in the form attached as Exhibit 4.2 hereto.

                  (c) No Actions or Proceedings. No action or proceeding by or before any court, administrative body or governmental agency shall have been instituted or threatened which seeks to enjoin, restrain or prohibit, or might result in damages in respect of, this Agreement or the complete consummation of the transactions as contemplated by this Agreement. No law or regulation shall be in effect and no court order shall have been entered in any action or proceeding instituted by any party which enjoins, restrains or prohibits this Agreement or the complete consummation of the transactions as contemplated by this Agreement.

                  (d) Deliveries. Children's shall have delivered or entered into the documents and instruments contemplated by this Agreement, in each case, in form and substance satisfactory to the Seller and its counsel.

                  (e) Closing of Purchase Agreement. All transactions contemplated by the Purchase Agreement shall have been completed in accordance with the terms of the Purchase Agreement.

                  (f) Proceedings Satisfactory to Seller. All proceedings to be taken by Children's in connection with the connection of the Closing and the other transactions contemplated hereby and all certificates, opinions, instruments and other documents required to effect the transaction contemplated hereby reasonably requested by the Seller will be reasonably satisfactory in the form and substance to the Seller and its counsel.


                                    ARTICLE V

                            TERMINATION OF AGREEMENT

         Section 5.1 Termination. This Agreement may be terminated any time prior to the Closing Date as follows:

                  (a)      With the mutual consent of Children's and Seller.

                  (b) By Children's, if there has been a material misrepresentation or breach of warranty on the part of Seller in the representations and warranties contained herein or a material breach of covenants on the part of Seller and the same has not been cured within 10 days after notice thereof. In the event of any termination pursuant to this Section 5.1(b), written notice setting forth the reasons therefor shall forthwith be given by Children's to Seller.

                  (c) By Seller if there has been a material misrepresentation or breach of warranty on the part of Children's in the representations and warranties contained herein or a material breach of covenants on the part of Children's and the same has not been cured within 10 days after notice thereof. In the event of any termination pursuant to this
         Section 5.1(c), written notice setting forth the reasons therefor shall forthwith be given by the Seller to Children's.

                  Notwithstanding anything herein to the contrary, the right to terminate this Agreement under Section 5.1 shall not be available to any party to the extent the failure of such party, respectively, to fulfill any of its obligations under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date (as a result, for example, of an action or failure to act causing a failure of a condition precedent).

         Section 5.2 Termination of Purchase Agreement. This Agreement shall automatically terminate upon any termination of the Purchase Agreement.

         Section 5.3 Effect of Termination. All obligations of the parties hereunder shall cease upon any termination pursuant to Section 5.1; provided, however, that (i) the provisions of this Article V shall survive any termination of this Agreement; (ii) nothing herein shall relieve any party from any liability for a material error or omission in any of its representations or warranties contained herein or a material failure to comply with any of its covenants, conditions or agreements contained herein; and (iii) any party may proceed as further set forth in Section 6.3 below.

         Section 5.4 Right to Proceed. Anything in this Agreement to the contrary notwithstanding, if any of the conditions specified in Section 4.1 hereof have not been satisfied, Children's shall have the right to proceed with the transactions contemplated hereby without waiving any of its rights hereunder, and if any of the conditions specified in Section 4.2 hereof have not been satisfied, the Seller shall have the right to proceed with the transactions contemplated hereby without waiving any of his rights hereunder.

                                   ARTICLE VI

                                    SURVIVAL

         Section 6.1 Survival of Representations, Warranties, Etc. All representations, warranties, agreements, covenants and obligations herein or in any schedule or certificate delivered by any party incident to the transactions contemplated hereby are material and may be relied upon by the party receiving the same and shall survive the Closing regardless of any investigation by or knowledge of such party and shall not merge into the performance of any obligation by any party hereto.

                                   ARTICLE VII

                                     ESCROW

         Section 7.1 Escrow. Children's has established an account with Strong Capital Management and deposited therein the sum of $2,500,000 (the "Escrowed Funds"). The Escrowed Funds shall include earnings thereon, if any. Such funds shall remain and constitute the property of Children's, subject to the conditions of Section 7.2. The law firm of Pepper & Corazzini, L.L.P., 1776 K Street, N.W. Washington, D.C. is hereby designated agent (the "Agent") of the parties for purposes of disposition of the Escrowed Funds pursuant to Section 7.3.

         Section 7.2 Conditions of Escrow. In the event the Shares are not subject to an effective registration statement under the Securities Act of 1933, as amended (the "Act") within sixty (60) days after Children's has received the notice of Seller's demand for such registration (the "Registration Period") pursuant to Section 8.2(a), Seller, at his option, shall have the right, at any time after the termination of the Registration Period, but prior to the time that the Registration Statement relating to the Shares is declared effective under the Act, upon at least two (2) business days prior written notice to Children's and the Agent, to tender the Shares to the Agent, against receipt of the Escrowed Funds; provided, however, that Seller shall not have the right to tender such Shares pursuant to this Section 7.2, if at the time of receipt by Children's of Seller's notice pursuant hereto: (a) the Shares are subject to an effective registration statement under the Act; or (b) Seller has not demanded such registration by September 1, 1996. In addition to the tender of the Shares to the Agent, and as a condition to obtaining the Escrowed Funds, Seller shall deliver to the Agent in favor of Children's: (i) a statement signed by Seller and duly acknowledged, to the effect that the Shares are owned by Seller and are delivered for repurchase by Children's, free and clear of all liens, security interests, encumbrances or restrictions (other than restrictions applicable to the Shares under federal and state securities laws) and (ii) an assignment separate from certificate with Seller's signature duly guaranteed by a national bank or a Medallion Guaranty. The Closing on the exchange of the Shares for the Escrowed Funds shall take place at the time, place and manner prescribed by the escrow agreement (the "Escrow Agreement") attached hereto as Exhibit 7.2, which the parties hereto agree to execute and deliver concurrent with the execution of this Agreement. Notwithstanding the terms and conditions of this Article VII, the terms and conditions of the Escrow Agreement shall govern the deposit, retention and disposition of the Escrowed Funds.

                                  ARTICLE VIII

                               REGISTRATION RIGHTS

         Section 8.1 Definitions.

         As used in this Article VIII, the following terms shall have the following meanings:

         "Advice" has the meaning set forth in Section 8.3.

         "Affiliate" means, with respect to any specified person, any other person who, directly or indirectly, controls, is controlled by, or is under common control with such specified person.

         "Commission" means the Securities and Exchange Commission.

         "Controlling Persons" has the meaning set forth in Section 8.5(a).

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute, and the rules and regulations of the Commission promulgated thereunder.

         "Holder" means (i) Seller and (ii) each person (other than Children's and its Affiliates) to whom Seller transfers the Shares as provided in Section
8.6 hereof, if the person to whom the Shares are transferred acquires the Shares as Registrable Securities.

         "Lock-up Period" has the meaning set forth in Section 8.6.

         "Lock-up Request" has the meaning set forth in Section 8.6.

         "Prospectus" means the prospectus included in any Registration Statement (including without limitation, a prospectus that discloses information previously omitted from a Prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any Prospectus supplement, and by all other amendments and supplements to the Prospectus, including post-effective amendments, and in each case including all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

         "Registrable Securities" means the Shares; provided, however, that any Shares shall cease to be Registrable Securities when (i) a Registration Statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, or (ii) such Registrable Securities become eligible for sale pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act, or (iii) such Securities cease to be outstanding.

         "Registration Statement" means any registration statement of Children's that covers any of the Registrable Securities pursuant to the provisions of this agreement and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

         "Shares" means the shares of Children's Common Stock issued to the Seller pursuant to this agreement so long as they are owned beneficially and of record by a Holder.

         "Suspension Notice" has the meaning set forth in Section 8.3.

         Section 8.2 Resale Registration.

                  (a) Filing, Effectiveness. If any Holder shall make a demand of Children's in writing at any time after the Closing Date of the transactions contemplated by this Agreement that it desires Children's to register all or any portion of his Registrable Securities, Children's shall use reasonable efforts to prepare and file one registration statement on Form S-3 (the "Registration Statement") under the Act covering the resale by such Holder of its Registrable Securities pursuant to Rule 415 under the Securities Act from time to time in transactions not involving any underwritten public offering and use reasonable efforts (i) to cause such Registration Statement to be declared effective by the Commission for such Registrable Securities as soon as practicable thereafter and (ii) to keep the Resale Registration Statement continuously effective until the earliest of (x) the date on which such Holder no longer holds any Registrable Securities registered under the Resale Registration Statement or (y) the third anniversary of the Closing Date, or such lesser time as may be permitted under Rule 144(k) under the Act (or any successor rule thereto) to enable Holder to sell the Registrable Securities without restriction under the Act. Children's shall not be required to cause a Registration Statement requested pursuant to this Section 8.2 to become effective prior to 90 days following the effective date of a registration statement for a publicly underwritten offering of Children's Common Stock initiated by Children's if any managing underwriter named in such registration statement for the publicly underwritten offering has advised Children's in writing that the registration or sale of additional securities by stockholders of Children's within such 90-day period would have a material adverse effect on the likelihood of success of such underwritten offering; provided, however, that Children's shall use its best efforts to achieve such effectiveness promptly following such 90-day period if the request pursuant to this Section 8.2 has been made prior to the expiration of such 90-day period. Children's may postpone the filing of any Registration Statement required hereunder for a reasonable period of time, not to exceed 60 days, if Children's has been advised by outside legal counsel that such filing would require the disclosure of a material transaction or other matter and Children's determines reasonably and in good faith that such disclosure would have a material adverse effect on Children's; provided, however, that Children's shall (A) use reasonable efforts to disclose such material transaction or other matter as soon as in its good faith judgment it is prudent to do so and (B) may so postpone such filing only if all other persons who are named as selling securityholders under then effective registration statements filed by Children's with the Commission and all directors of Children's are advised of the fact that a material transaction or other matter is not being disclosed during the length of such postponement and of the consequences of such nondisclosure under the Act and the Exchange Act. The disclosure to any Holder of any material transaction, or of the existence thereof, pursuant to the preceding sentence shall be held in confidence by Seller or Holder until Children's or a third party not under the control of Seller or Holder has made a public disclosure thereof. The exercise by Children's of any rights in this Section 8.2(a) to postpone the filing or to delay the effectiveness of any Registration Statement shall not otherwise affect the rights of Seller to tender his Shares and demand payment of the Escrowed Funds pursuant to Section 7.2 hereof.

                  (b) Effective Registration. A registration will not be deemed to have been effected unless the Registration Statement has been declared effective by the Commission; provided, however, that if after it has been declared effective, the offering of Registrable Securities pursuant to a Registration Statement is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, such Registration Statement will be deemed not to have become effective during the period of such interference until the offering of Registrable Securities pursuant to such Registration Statement may legally resume.

         Section 8.3 Registration Procedures. In connection with the obligations of Children's to effect or cause the registration of any Registrable Securities pursuant to the terms and conditions of this Agreement, Children's shall use reasonable efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof, and in connection therewith:

                  (a) Children's shall prepare and file with the Commission a Registration Statement on Form S-3 or other similar form under the Securities Act which permits secondary sales of securities in a "shelf registration," and use reasonable efforts to cause such Registration Statement to become effective and remain effective in accordance with the provisions of this Agreement;

                  (b) Children's shall promptly prepare and file with the Commission such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective and shall timely file with the Commission all required filings under the Exchange Act as are necessary to keep the Registration Statement effective for as long as such registration is required to remain effective pursuant to the terms hereof; shall cause the Prospectus to be supplemented by any required Prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and shall comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by Holder set forth in such Registration Statement or supplement to the Prospectus;

                  (c) Children's shall promptly furnish to Holder such number of copies of the Prospectus (including each preliminary Prospectus) and any amendments or supplements thereto, as Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities being sold by Holder;

                  (d) Children's shall promptly notify Holder, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement, (iv) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or "blue sky" laws, and (v) of the happening of any event which makes any statement made in a Registration Statement or related Prospectus untrue or which requires the making of any changes in such Registration Statement or Prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As soon as practicable following expiration of the Suspension Period (as defined below), Children's shall prepare and file with the Commission and furnish a supplement or amendment to such Prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         Upon receipt of any notice (a "Suspension Notice") by Holder from Children's of the happening of any event of the kind described in Section 8.3(d)(v), Holder shall forthwith discontinue disposition of the Registrable Securities pursuant to the Resale Registration Statement covering such Registrable Securities until such Seller's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 8.3(d) or until Holder is advised in writing (the "Advice") by Children's that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by Children's, will, or will request any broker-dealer acting as Holder's agent to, deliver to Children's (at Children's expense) all copies, other than permanent file copies then in Seller's or broker-dealer's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice; provided, however, that in no event shall the period from the date on which Seller receives a Suspension Notice to the date on which Seller receives either the Advice or copies of the supplemented or amended Prospectus contemplated by Section 8.3(d) (the "Suspension Period") exceed 60 days.

         Section 8.4 Registration Expenses. Children's shall bear all expenses incurred in connection with the registration of the Registrable Shares pursuant to Section 8.2 of this agreement. Such expenses shall include, without limitation, all printing, legal and accounting expenses incurred by Children's and all registration and filing fees imposed by the Commission, any state securities commission or the NASDAQ Stock Market. Each Holder shall be responsible for any brokerage fees or commissions and taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of Registrable Securities and for any legal, accounting and other expenses incurred by such Holder.

         Section 8.5 Indemnification and Contribution.

                  (a) Indemnification by Children's. Children's agrees to indemnity and hold harmless, to the full extent permitted by law, each Holder from and against all losses, claims, damages, liabilities and expenses (including without limitation reasonable legal fees and expenses incurred by Holder (collectively, the "Damages") to which Holder may become subject under the Securities Act or otherwise, insofar as such Damages (or proceedings in respect thereat) arise out of or are based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Registrable Securities were registered under the Securities Act, or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if Children's shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such Damages arise out of or are based upon any such untrue statement or omission based upon information relating to Seller furnished in writing to Children's by Seller specifically for use therein; provided, however, that Children's shall not be liable to Holder under this Section 8.5(a) to the extent that any such Damages were caused by the fact that Holder sold Securities to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented if, but only if, (i) Children's has previously furnished copies of such amended or supplemented Prospectus to Holder and (ii) such Damages were caused by any untrue statement or omission or alleged untrue statement or omission contained in the Prospectus so delivered which was corrected in such amended or supplemented Prospectus.

                  (b) Indemnification by the Seller. Holder agrees to indemnify and hold harmless Children's, its stockholders, directors, officers and each person, if any, who controls Children's within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from Children's to Holder, but only with reference to information relating to Holder furnished in writing to Children's by Holder specifically for use in any Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto); provided, however, that Holder shall not be obligated to provide such indemnity to the extent that such Damages result from the failure of Children's to promptly amend or take action to correct or supplement any such Registration Statement or Prospectus on the basis of corrected or supplemental information provided by Seller to Children's expressly for such purpose. In no event shall the liability of Holder hereunder be greater in amount than the amount of the proceeds received by Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                  (c) Contribution. To the extent that the indemnification provided for in paragraph (a) or (b) of this Section 8.5 is unavailable to an indemnified party or insufficient in respect of any Damages, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Damages in such proportion as is appropriate to reflect the relative fault of Children's on the one hand and Holder on the other hand in connection with the statements or omissions that resulted in such Damages, as well as any other relevant equitable considerations. The relative fault of Children's on the one hand and of Holder on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Children's or by Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         If indemnification is available under paragraph (a) or (b) of this
Section 8.5, the indemnifying parties shall indemnity each indemnified party to the full extent provided in such paragraphs without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 8.5(c). Children's and Holder agree that it would not be just or equitable if contribution pursuant to this Section 8.5(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein.

         Section 8.6 Transfer of Registration Rights. The registration rights of Seller and any Holder under this Article VIII may be transferred to any transferee of Registrable Securities that acquires at least 10,000 shares of Registrable Securities (appropriately adjusted for stock splits, stock dividends and the like).

         Section 8.7 Limitations on Monthly Sales. Seller and each Holder (collectively and not severally) agree that they will not sell, or offer for sale, collectively, in any calendar month, without the prior written consent of Children's, more than an aggregate twenty-five thousand (25,000) Shares.

                                   ARTICLE IX

                                  MISCELLANEOUS

         Section 9.1 Incorporation By Reference. The provisions of Sections 17, 18, 19, 22, 23, 24, 25, 26, 27 and 28 of the Purchase Agreement are incorporated herein by reference and shall be operative as if fully set forth herein.

         In Witness hereof, the parties have executed this agreement effective the date first above written.

                                 CHILDREN'S BROADCASTING
                                 CORPORATION

                                 By /s/ James G. Gilbertson

                                 Seller

                                 /s/ John R. Quinn
                                 John M. Quinn